UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2010
L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-0807887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 504-1100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01 OTHER EVENTS.
As previously disclosed by L-1 Identity Solutions, Inc., (the “Company”) on September 19, 2010, the Company entered into a definitive agreement to sell its intelligence services businesses (“Intel Business”) for a purchase price of approximately $295.8 million in cash and approximately $7.2 million of assumed obligations. The transaction is subject to, among other conditions, certain US regulatory clearances and is expected to close in the fourth quarter of 2010. As required by relevant accounting standards, the Company reflected the intelligence services businesses as discontinued operations in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 and will reflect the businesses as discontinued operations for all prior periods included in financial statements filed with the Securities and Exchange Commission. In addition, segment information is also required to be retroactively adjusted for current and prior periods as a result of presenting the intelligence services businesses as discontinued operations.
In this Current Report on Form 8-K, the Company is filing its revised audited consolidated financial statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, which give effect to the retroactive presentation of the intelligence services businesses as discontinued operations and the related changes in the segment information. In addition, this report on Form 8-K includes revised selected financial data and management’s discussion and analysis of financial condition and results of operations consistent with the revisions made to the consolidated financial statements.
The information contained herein does not reflect events or disclosures occurring after the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and does not modify or amend the disclosures therein in any way, except as required in connection with the retroactive presentation of the intelligence business as discontinued operations and the related changes to segment information. The information contained herein is provided for the information of investors and for incorporation by reference in the Form S-3 and Form S-8 registration statements filed by the Company with the Securities and Exchange Commission and the Proxy Statement on Schedule 14A expected to be filed by the Company with the Securities and Exchange Commission in connection with its special meeting of shareholders being held to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 19, 2010, by and among the Company, Safran SA and Laser Acquisition Sub Inc. and to approve the merger contemplated by such agreement.
The information in this Current Report on Form 8-K should be read in conjunction with the Company’s 2009 Annual Report on Form 10-K, as amended, and any filings by the Company with the Securities and Exchange Commission to report its financial results subsequent to the filing date of the Form 10-K (filed on February 26, 2010), including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, which reflects the retroactive presentation of the intelligence services business as discontinued operations together with the related changes to segment information.
Forward Looking Statements
This Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of customer funding for L-1 products and solutions, general economic and political conditions, the timing of consummating the previously announced proposed transactions with Safran SA and BAE Systems Information Solutions Inc., the risk that a condition to closing such proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for such proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended September 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran SA. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN SA AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on the L-1 website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1 directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     Exhibits.

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP (Independent Registered Public Accounting Firm)

99.1*	Part II, Item 6. Selected Financial Data

99.2*	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3*	Part II, Item 8. Financial Statements and Supplementary Data

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2010

L-1 IDENTITY SOLUTIONS, INC.
By:	/s/ James A. DePalma
James A. DePalma
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP (Independent Registered Public Accounting Firm)

99.1*	Part II, Item 6. Selected Financial Data

99.2*	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3*	Part II, Item 8. Financial Statements and Supplementary Data

*	Filed herewith

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